Waste Services, Inc. Investor Presentation March, 2008

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2007. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Leading Regional North American Solid Waste Operator Projected 2008 Revenue of $480-500 million Pro forma 2007 Revenue at $452 million (excluding Jacksonville Operations) Internal Growth rate over 5% Projected 2008 adjusted EBITDA at $115 to $120 million Target leverage ratio 3.25 by end of 2008 Key Strategy - operate in markets where we can obtain competitive advantages Operational economies of scale Preferential disposal alternatives Successful business model concentrated in three vertically-integrated regions Eastern Canada - Ontario Western Canada - Alberta and British Columbia Florida

Senior Management Team The Company has one of the most experienced management teams in the solid waste industry David Sutherland-Yoest Chairman, President & Chief Executive Officer Over 25 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Ivan Cairns EVP, General Counsel & Corporate Secretary Over 20 years industry experience Former SVP & General Counsel of Laidlaw International Inc. Ed Johnson EVP & Chief Financial Officer Over 20 years of senior finance experience Former CFO at Attwoods Plc Bill Hulligan EVP, Florida Over 30 years industry experience Former President, Waste Management North America Stanley Sutherland EVP, Western Canada Over 40 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross EVP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa)

History of WSI Capital Environmental Formed 5 / 97 Acquired Canadian Ops from USA Waste 6 / 99 IPO Change in Control DSY Mgmt Team 9 / 01 Acquired WSI Landfill Ottawa Acquired JED Landfill Florida 2 / 02 5 / 03 12 / 03 Acquired Allied North & Central Florida Ops Acquired FRS 4 / 04 Covenant Default 8 / 04 10 / 04 New Credit Agreement Stock Performance Acquired Sun Country Acquired SLD / Pro Disposal Repaid Kelso Pfd 6 / 06 12 / 06 Traded Arizona for Miami 3 / 07 WCA Swap 6 / 07 Sold Jacksonville 3 / 08

Diversified Revenue Base Geography Line of Business 2007 Pro Forma Commercial Landfill Residential Industrial Transfer Other

Business Overview Canada Free cash flow generator with strong organic growth Leading market positions in Ontario, Alberta and British Columbia Disposal advantages in Ottawa and Vancouver Anticipated disposal advantages in Edmonton and Calgary by 2009 CAGR for revenue at 8.7% and EBITDA at 16.1% since 2002 United States Free cash flow positive in 2007 - strategic assets provide pricing power in market Leading market positions in Miami, Orlando and Tampa Long life disposal sites with transfer network Landfill volume growth from -0- in 2003 to 7,954 tons-per-day in 2007 Disposal advantages in Orlando and Naples / Ft. Myers Anticipated improvement of disposal advantage in Miami Ongoing selective review of tuck-in and swap opportunities

Canadian Market Geography Line of Business Commercial Landfill Residential Industrial Transfer Other

Canadian Strategy Repeatable, predictable revenue stream Consistent price increases since inception Revenue growth averaged 12% from 2006 to 2007 Gain critical regional collection density & market share Number 1 or 2 market share in local markets Operating cost levels provide competitive advantage Upside to revenue base and profit margin EBITDA Margin has improved from 22.3% to 25.7% since 2004 Cost cutting and pricing leverage offer incremental margin improvement Organic growth prospects remain strong Results from cost reductions allow pricing leverage advantage New transfer station opening in Ottawa with long-term disposal source Re-opening transfer station in Edmonton to feed Coronation Landfill

Collection Transfer Station Landfill ? MRF ? The Company is a leading competitor throughout Ontario ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Canada Operations - Eastern Canada 14 collection ops, 10 transfers, 5 MRFs, 1 landfill (C&D) #1 or #2 market share in majority of local markets served 315 routes 270,000 customers Profitable municipal contract opportunities Target volume growth at Ottawa landfill Tuck-in acquisitions

Canada Operations - Western Canada The Company is a leading competitor in Alberta and British Columbia Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? 9 collection ops, 3 transfer stations, 1 MRF, 2 landfills #1 or #2 market share in majority of local markets served 185 routes 300,000 customers Dominant service provider in Edmonton market Target special waste volumes at landfill in Alberta - oil sand activity ?

United States Market Geography Line of Business Entire US Business in the State of Florida Pro Forma 2007 Commercial Landfill Residential Industrial Transfer Other

United States Strategy Florida market over $3 billion #3 company behind WM and RSG One of the fastest growing GDP rates in U.S. Supports above average organic growth rates over long term Disposal based focus Increase volumes into all landfill sites Improve price per ton Secure market share growth Margin improvement Continue cost control discipline Increase low priced accounts - continual route audits Price increase or cancel low margin municipal contracts Take advantage of key strategic assets Improve internalization rates from Miami transfer station to JED Leverage dominant C&D disposal position in Naples / Ft. Myers Re-open Sanford transfer station to feed volume to JED

Florida Operations Transfer Station MRF ? ? Collection Landfill ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? #3 in market share, #2 in disposal capacity 10 Collection, 7 MRF, 3 Landfills & 10 Transfer Stations Critical density and strategically located disposal network provide enhanced pricing leverage JED Landfill WMI Okeechobee ? ?

Operating Initiatives Revenue management 5% minimum organic growth Reduce number of customer losses Continue to aggressively target under-priced accounts Landfill volumes Continue ramp-up of volumes quarter by quarter Fully utilize transfer station network - Stanford and Miami Further improve internalization rates Cost management Preventive maintenance compliance improvement Maintain preferred fleet age Further reduce risk management costs Get SG&A to 10% - 11% of revenues Increase return on capital employed and free cash flow

Key Operating Trends Strong Price Increase Results (All figures exclude discontinued operations)

Key Operating Trends Consistent Improvement in Performance SGA is adjusted to exclude the unusual and non-recurring charges used to compute Adjusted EBITDA. See explanation of Adjusted EBITDA on page 26 Operating expense is adjusted to exclude disposal and pass through expenses such as sub-contracting cost (All figures exclude discontinued operations)

WSI FINANCE

Financial Summary Revenue Growth Acquisitions Price increases (5.7% in 2005, 6.8% in 2006, 4.7% in 2007) Organic Volume Growth Income Growth Price Increases Volume growth over existing assets Increased landfill volumes (high operating leverage) Revenue Management Elimination of low or zero margin municipal contracts 04-07: CAGR: 19% 04-07: CAGR: 86% 3.4% 5.7% 10% 12.8%

Road Map to Profits Interest hurdle Past three years - approximately $50 million with cost of preferred Refinancing eliminated preferred in December 2006 Repayment of $42.5 million of Term debt in March 2008 to further reduce interest burden Taxes High effective tax rate due to accounting rules, will reverse in future years Normalized effective tax rate of 36% 2008 Guidance provided by company Revenue $480-$500 million Adjusted EBITDA of approximately $110-$115 million CAPX $55 to $60 Million $20 - $25 million in growth CAPX Normalized EPS from continuing operations of $0.10 to $0.15 per share

Adjusted EBITDA Trend Adjusted EBITDA CAGR (Q405-Q407) of 48%

Valuation Considerations Minimal Downside Risk Quantification of Commercial Construction services - Florida 88% of Revenue generated from long-term customers 2008 EBITDA additions Rolling price increases Miami full year Edmonton contract Ottawa transfer station Sun Country landfill SLD landfill for full year WCA Exchange Transaction Strategic footprint of long-lived disposal networks can be leveraged for continued price escalation and to provide alternatives for increasing municipal disposal needs.

Financial Summary (1) Explanation of Normalized Operating Income and Adjusted EBITDA provided on page 26.

Capitalization and Credit Statistics Computed using credit agreement definitions, including the use of Pro Forma adjusted EBITDA numbers reflecting a full-year contribution from acquisitions. Pro forma shows effect of Jacksonville sale if it happened on January 1, 2007 2

Finance Position and Objectives Jacksonville Transaction De-levers the company Eliminates short-term need to access debt markets Deficiencies of current debt structure Inability to shelter Canadian taxable income Inability to realize tax benefit of interest in U.S. Out-dated financial covenant ratios and other restrictions Primary obstacle - subordinated senior notes, non-callable until April '09 Finance strategy Waiting for debt market improvement Restructure existing debt either through amendment or refinance

Key Investment Themes Long-lived disposal assets in attractive markets Stable revenue and cash flow streams Recession-resistant business, providing a necessary and essential service Diversified revenue by geography, waste stream and customer Majority of revenue under contracts ranging from 1-5 years Strong market positions with critical mass and density in Canada and Florida Financial results and credit statistics consistently improving Experienced management team Disciplined operating strategy - focusing on the basics

Normalized Operating Income and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that these measures may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, Normalized Operating Income and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. Normalized Operating Income and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Other non-operating expenses include foreign exchange gains and losses, corporate office relocation costs and other non-cash expenses. Appendix: Reconciliation with Reported Net Loss